Deposits	12 Months Ended
Dec. 31, 2015
Time Deposits [Abstract]
Deposits
Deposits

Deposits are the primary source of funds for use in lending and general business purposes.  Our balance sheet growth is largely determined by the availability of deposits in our markets and the prospects of profitably utilizing the available deposits by increasing the loan or investment portfolios.  Total deposits at December 31, 2015 were $1.7 billion, an increase of $123.8 million or 7.8% from December 31, 2014.

The scheduled maturities of time deposits at December 31, 2015 and 2014 were as follows.

	2015		2014
	Time Deposits Less than $100	Time Deposits $100 or More	Time Deposits Less than $100	Time Deposits $100 or More
(in thousands)
Maturity of:
3 months or less	$47,188	$47,607	$45,072	$39,112
3 months - 6 months	80,000	57,418	55,263	42,553
6 months - 12 months	98,889	75,991	59,226	64,662
1 year - 2 years	63,783	56,582	120,247	86,229
2 years - 3 years	18,616	44,568	33,529	26,923
3 years - 4 years	27,196	21,903	12,471	22,199
4 years - 5 years	7,168	4,866	15,813	11,948
Over 5 years	191	392	1,173	720
	$343,031	$309,327	$342,794	$294,346

The Company continues to focus on core deposit growth as its primary source of funding. Core deposits are non-brokered and consist of noninterest-bearing demand accounts, interest-bearing checking accounts, money market accounts, savings accounts, and time deposits of less than $100 thousand. Core deposits totaled $1.3 billion or 79.0% of total deposits at December 31, 2015, compared to 78.3% of total deposits at December 31, 2014.
Total brokered deposits were $49.3 million and $49.9 million at December 31, 2015 and 2014, respectively.   Of these brokered funds $6.8 million and $7.3 million were interest-bearing demand deposits and the remaining $42.5 million and $42.6 million were time deposits at December 31, 2015 and 2014, respectively.